UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2004

CASCADE CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 N.E. 201st Avenue

Fairview, Oregon 97024-9718

(Address of principal executive offices and zip code)

(503) 669-6300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

                On December 9, 2004, Cascade Corporation issued a press release announcing results for its third fiscal quarter ended October 31, 2004, and held a conference call regarding the results. The press release is included as Exhibit 99.1 and the transcript is included as Exhibit 99.2 to this Form 8-K. This discussion, as well as the press release and the transcript, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are included with this report:

                99.1 Press release issued on December 9, 2004.

                99.2 Transcript of conference call held on December 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER
Joseph G. Pointer Secretary

Dated: December 14, 2004